SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2007

COAST BANCORP

(Exact name of registrant as specified in its charter)

California	000-32827	77-0567091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Marsh Street, San Luis Obispo, California		93401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (805) 541-0400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.          Results of Operations and Financial Condition

Earnings Release.  On February 10, 2007, Coast Bancorp issued a press release announcing its earnings for the year ended December 31, 2006. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)      Exhibits.

99.1  Press release announcing earnings for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2007	COAST BANCORP

/s/ Jack C. Wauchope
Jack C. Wauchope, President and Chief
Executive Officer (Principal Executive Officer)